EXHIBIT 10.7

[English Translation]

SUPPLEMENT TO SHARE TRANSFER AGREEMENT

Transferor:	Yi Li	(“Party A”)

ID No.:	440301196906023818

Address:	24-504, Duqian Village, Futian District, Shenzhen, Guangdong

Transferor:	Yiying Zhang	(“Party B”)

ID No.:	44030119400131382X

Address:	24-504, Duqian Village, Futian District, Shenzhen, Guangdong

Transferor:	Ying Li	(“Party C”)

ID No.:	440301197110233849

Address:	24-504, Duqian Village, Futian District, Shenzhen, Guangdong

Transferor:	Shenzhen Chuangyixing Investment Company	(“Party D”)

Address:	RM 528 Xianke Mechanism & Electronic Mansion, Bagua 4th Rood, Futian District, Shenzhen

Legal Representative: Qiang Li		Title: Chairman

Transferee:	Grand Sun International Investment Limited	(“Party E”)

Address:	Room B, 20/F, Wanchai Commercial Centre, 194-204 Johnston Road, Wan Chai, Hong Kong

Legal Representative: Yi Li		Title: Chairman

Attorney-in-fact: Yingru Guo		Title: Secretary

Content of the Agreement:

A.                                                                                   Party A, Party B, Party C, Party D and Party E entered into the Share Transfer Agreement (“Share Transfer Agreement”) with respect to the transfer of 100% equity interest of Shenzhen Trony Science and Technology Development Co., Ltd. dated as of September 6, 2006 and have gone through the notarization procedures (Notary Certificate No.: (2006) Shen Zheng Zi No. 107561). In connection with the equity transfer price, Party A, Party B, Party C, Party D and Party E hereby agree to discharge Article 1 of the Share Transfer Agreement and amend it as follows:

Article 1                                                  Equity Transfer Price and Payment Schedule and Method

1.                                      Party A has 55% equity interest in the Company, and has actually contributed Eleven Million Renminbi Yuan (RMB11,000,000). Party A hereby transfers its 55% equity interest in the Company to Party E for Eleven Million Renminbi Yuan (RMB11,000,000).

2.                                      Party B has 15% equity interest in the Company, and has actually contributed Three Million Renminbi Yuan (RMB3,000,000). Party B hereby transfers its 15% equity interest in the Company to Party E for Three Million Renminbi Yuan (RMB3,000,000).

3.                                      Party C has 5% equity interest in the Company, and has actually contributed One Million Renminbi Yuan (RMB1,000,000). Party C hereby transfers its 5% equity interest in the Company to Party E for One Million Renminbi Yuan (RMB1,000,000).

4.                                      Party D has 25% equity interest in the Company, and has actually contributed Five Million Renminbi Yuan (RMB5,000,000). Party D hereby transfers its 25% equity interest in the Company to Party E for Five Million Renminbi Yuan (RMB5,000,000).

5.                                      Party E shall, within ninety (90) days from the effective date of this Agreement, pay the equity transfer price in the currency and amount set forth above to Party A, Party B, Party C and Party D through bank transfer at one time.

B.                                                                                    This Agreement is a supplement to the Share Transfer Agreement, and shall have equal validity with the Share Transfer Agreement. This Agreement shall become effective on the date on which it has been signed, sealed by the parties and notarized as well as approved by the examination and approval authority. The parties shall go through the amendment registration procedures with the relevant administration of industry and commerce upon effectiveness of this Agreement.

C.                                                                                    This Agreement shall be executed in ten (10) copies with each of Party A, Party B, Party C, Party D, Party E, the Company and Shenzhen Notary Public Office holding one (1) copy, the remaining copies shall be submitted to the relevant authorities.

Transferor:	Yiying Zhang November 3, 2006	Transferee:	Yingru Guo

	Yi Li November 3, 2006	Seal of Grand Sun International Investment Limited

	Ying Li November 3, 2006	November 3, 2006

Qiang Li, November 3, 2006

Seal of Shenzhen Chuangyixing Investment Company		Verification Seal of Seal of Shenzhen Notary Public Office (19)

NOTARY CERTIFICATE

(2006) Shen Zheng Zi No. 131297

Applicant:

Transferor (“Party A”):	Yi Li	ID No.: 440301196906023818

Transferor (“Party B”):	Yiying Zhang	ID No.: 44030119400131382X

Transferor (“Party C”):	Ying Li	ID No.: 440301197110233849

Transferor (“Party D”):	Shenzhen Chuangyixing Investment Company

	Representative:	Qiang Li

Transferee (“Party E”):	Grand Sun International Investment Limited

	Attorney-in-fact:	Yingru Guo

Notarization Matter: Supplement to Share Transfer Agreement

Party A, Party B, Party C, Party D and Party E applied to Shenzhen Notary Public Office for notarization of the Supplement to Share Transfer Agreement set forth above (the “Agreement”) on November 3, 2006.

Upon examination, Party A, Party B, Party C, Party D and Party E agreed to enter into the Agreement through consultation. Each party has the capacity for civil rights and civil conduct as required by law at the time of executing the Agreement; and the Agreement reflects the parties’ true expression of intention.

Based on the facts set forth above, this is to certify that the transferors, namely, Yi Li, Yiying Zhang, Ying Li, Qiang Li (representative of Shenzhen Chuangyixing Investment Company), and the transferee, Yingru Guo (Attorney-in-fact of Grand Sun International Investment Limited), signed the Agreement in our office on November 3, 2006, the execution of the parties and provisions of the Agreement are in compliance with the relevant provisions of the General Principles of the Civil Law of the People’s Republic of China, and the signatures and seals of the parties on the Agreement are authentic.

Shenzhen Notary Public Office, Guangdong, the People’s Republic of China

Notary Public: Xueping Guo

(Seal of Shenzhen Notary Public Office)

November 7, 2006